Exhibit 3.1

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

CIB MARINE BANCSHARES, INC.

A.

The present corporate name (prior to any change effected by this amendment) is: CIB Marine Bancshares, Inc.

RESOLVED, THAT the articles of incorporation be amended as follows: Please refer to Exhibit A, attached hereto, consisting of 25 pages.

B.

Amendment(s) adopted on July 14, 2009 in accordance with sec. 180.1002, Wis. Stats. (By the Board of Directors)

C.

Executed on November 5, 2009

JOHN P. HICKEY, JR.

John P. Hickey, Jr., President & CEO

This document was drafted by Joshuah R. Torres.

Return to:

Godfrey & Kahn, S.C.

C/O Joshua R. Torres

780 North Water Street

Milwaukee, Wisconsin 53202

EXHIBIT A

AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

CIB MARINE BANCSHARES, INC.

In accordance with Section 180.1002 of the Wisconsin Statutes, the following resolution was duly adopted on July 14, 2009 at a special meeting of the Board of Directors of CIB Marine Bancshares, Inc.:

RESOLVED, THAT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF CIB MARINE BANCSHARES, INC., ARE AMENDED BY CREATING AND ADDING NEW SECTION 5.4 AND NEW SECTION 5.5 TO ARTICLE 5 THEREOF, SAID NEW SECTIONS 5.4 AND 5.5 TO PROVIDE AS FOLLOWS:

5.4

SERIES A PREFERRED STOCK.

(a)

Designation.  There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated "7 Percent Fixed Rate Noncumulative Nonconvertible Perpetual Preferred Stock, Series A" ("Series A Preferred Stock").

(b)

Number of Shares.  The authorized number of shares of Series A Preferred Stock shall be Fifty-Five Thousand Six Hundred and Twenty-Four (55,624).

(c)

Ranking.  Each share of Series A Preferred Stock shall be identical in all respects to every other share of Series A Preferred Stock.  Subject to the provisions of this Section 5.4, and in the manner and to the extent provided herein, the Series A Preferred Stock shall rank equally with Parity Stock (as defined in Subsection (d)(xiii) below) and shall rank senior to Junior Stock (as defined in Subsection (d)(ix) below) with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Corporation.

(d)

Definitions.  The following terms used in this Section 5.4 shall have the meanings set forth in this Subsection (d):

(i)

"Applicable Dividend Rate" means Seven and 00/100ths Percent (7.00%) per annum.

(ii)

"Appropriate Federal Banking Agency" means the "appropriate Federal banking agency" with respect to the Corporation as defined in

Section 3(q) of the Federal Deposit Insurance Act (12 USC §1813(q)), or any successor provision.

(iii)

"Business Day" means any day except Saturday, Sunday and any day on which banking institutions in the State of Wisconsin generally are authorized or required by law or other governmental actions to close.

(iv)

"Bylaws" means the bylaws of the Corporation, as they may be amended from time to time.

(v)

"Common Stock" means the common stock, $1.00 par value per share, of the Corporation.

(vi)

"Dividend Payment Date" means January 15, April 15, July 15 and October 15 of each year or, if any such date is not a Business Day, then the next subsequent Business Day.

(vii)

"Dividend Period" has the meaning set forth in Subsection (e)(i) of this Section 5.4.

(viii)

"Dividend Record Date" has the meaning set forth in Subsection (e)(iii) of this Section 5.4.

(ix)

"Junior Stock" means the Common Stock, and any other class or series of stock of the Corporation the terms of which expressly provide that it ranks junior to Series A Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.

(x)

"Liquidation Amount" means $1,000 per share of Series A Preferred Stock.

(xi)

"Liquidation Preference" has the meaning set forth in Subsection (f)(i) of this Section 5.4.

(xii)

"Original Issue Date" means the date on which shares of Series A Preferred Stock are first issued.

(xiii)

"Parity Stock" means Series B Convertible Preferred Stock and any other class or series of stock of the Corporation (other than Series A Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Series A Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(xiv)

"Preferred Stock" means any and all series of preferred stock of the Corporation, including the Series A Preferred Stock and the Series B Convertible Preferred Stock.

(xv)

"Series B Convertible Preferred Stock" means the Corporation's 7 Percent Fixed Rate Noncumulative Convertible Perpetual Preferred Stock, Series B authorized by Section 5.5 of these Articles of Incorporation.

(e)

Dividends and Priority of Dividends.  Holders of Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) if, as and when declared and payable on Series A Preferred Stock as specified in this Subsection (e), but subject to the other provisions of this Section 5.4.  DIVIDENDS ON SERIES A PREFERRED STOCK ARE NON-CUMULATIVE AND, IF A DIVIDEND THEREON WITH RESPECT TO ANY DIVIDEND PERIOD IS NOT DECLARED BY THE BOARD OF DIRECTORS, NO HOLDER SHALL HAVE ANY FURTHER RIGHT WHATSOEVER TO DEMAND OR COMPEL PAYMENT THEREOF.

(i)

Holders of Series A Preferred Stock shall be entitled to receive, with respect to each share of Series A Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate multiplied by the Liquidation Amount per share of Series A Preferred Stock.  Such dividends shall begin to accrue on the Original Issue Date and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 45 calendar days after the Original Issue Date.  The period from and including the first day of the calendar quarter next preceding any Dividend Payment Date to and including the last day of such calendar quarter is a "Dividend Period", provided that the initial Dividend Period shall be the period from and including the Original Issue Date to and including the last day of the calendar quarter during which the Original Issue Date occurs.

(ii)

Dividends on Series A Preferred Stock shall be computed on the basis of a 360-day year consisting of twelve 30-day months; provided, that the amount of dividends payable on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on an actual days elapsed basis.

(iii)

Dividends that are payable on Series A Preferred Stock on any Dividend Payment Date will be payable to holders of record of Series A Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a "Dividend Record Date").  Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

(iv)

So long as any share of Series A Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock (subject in the case of Parity Stock to Subsection (e)(v), below), and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for the four (4) next preceding consecutive Dividend Periods, inclusive of the most recent completed Dividend Period, on all outstanding shares of Series A Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Series A Preferred Stock on the applicable record date).  The foregoing limitation shall not apply, however, to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Corporation or any of its subsidiaries), including as trustees or custodians; or (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Original Issue Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.

(v)

When dividends upon Series A Preferred Stock and any shares of Parity Stock are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) in full on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date), all dividends declared on Series A Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as (i) the amount of all accrued and unpaid dividends per share on the shares of Series A Preferred Stock for the applicable Dividend Period calculated applying the Applicable Dividend Rate, and (ii) the amount of all accrued and unpaid dividends per share on all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of

Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other.  If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation will provide written notice to the holders of Series A Preferred Stock prior to such Dividend Payment Date.

(vi)

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Series A Preferred Stock shall not be entitled to participate in any such dividends.

(f)

Liquidation Rights.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary:

(i)

Holders of Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to shareholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to Series A Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share; and (ii) the amount of any dividend in respect thereof that has theretofore been declared but remains unpaid (collectively, the "Liquidation Preference").

(ii)

If, in any distribution described in Subsection (f)(i) above, the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Series A Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Series A Preferred Stock as to such distribution, holders of Series A Preferred Stock and the holders of such other stock shall share pro rata in any such distribution in proportion to the full respective distributions to which they are entitled.

(iii)

If the Liquidation Preference has been paid in full to all holders of Series A Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Series A Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

(iv)

For purposes of this Subsection (f), the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series A Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

(g)

Redemption.  The Series A Preferred Stock may be redeemed at the times and in the manner prescribed in this Subsection (g).  THE SERIES A PREFERRED STOCK IS PERPETUAL, AND HOLDERS OF SERIES A PREFERRED STOCK SHALL HAVE NO RIGHT OR POWER TO COMPEL THE REDEMPTION OF ALL OR ANY PORTION THEREOF AT ANY TIME.  Further, any redemption of Series A Preferred Stock shall be subject to the consent or approval of the Appropriate Federal Banking Agency.  The Series A Preferred Stock shall not be subject to any mandatory redemption, sinking fund or other similar provisions.

(i)

The Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, all or any portion of the then-outstanding shares of Series A Preferred Stock at the time outstanding, upon notice given as provided in Subsection (g)(iii) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share; and (ii) the amount of any dividend in respect thereof that has theretofore been declared but remains unpaid as of the date fixed for redemption.

(ii)

The redemption price for any shares of Series A Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent.  Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to such Dividend Payment Date.

(iii)

Notice of every redemption of shares of Series A Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation.  Such mailing shall be at least 10 days and not more than 60 days before the date fixed for redemption.  Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series A Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.  Notwithstanding the foregoing, if shares of Series A Preferred

Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Series A Preferred Stock at such time and in any manner permitted by such facility.  Each notice of redemption given to a holder shall state:  (i) the redemption date; (ii) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; and (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(iv)

In case of any redemption of part of the shares of Series A Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable.  Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Series A Preferred Stock shall be redeemed from time to time.  If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(v)

If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company chartered under the laws of the United States or any state thereof, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest.  Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.

(vi)

Shares of Series A Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Series A Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Series A Preferred Stock or Series B Convertible Preferred Stock).

(h)

Voting Rights.  HOLDERS OF SERIES A PREFERRED STOCK SHALL NOT HAVE ANY VOTING RIGHTS EXCEPT AS SET FORTH IN THIS SUBSECTION (h) OR AS OTHERWISE FROM TIME TO TIME REQUIRED BY LAW.

(i)

Holders of shares of Series A Preferred Stock will be entitled to one (1) vote for each such share on any matter on which holders of Series A Preferred Stock (voting as a separate voting group or with any other class of Parity Stock, as provided herein) are entitled to vote, including any action by written consent.

(ii)

Upon the occurrence at any time of a "Voting Trigger Event," as defined in Subsection (iii), below, the authorized number of directors of the Corporation shall automatically be increased by one and the holders of the Series A Preferred Stock (together with holders of any one or more other classes or series of Parity Stock outstanding at the time, voting together as a single voting group) shall have the right to elect one director (hereinafter the "Preferred Director") to fill such newly-created directorship at the Corporation's next annual meeting of shareholders (or, if such annual meeting of shareholders is not expected to be held within ninety (90) days of the occurrence of such Voting Trigger Event, at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of shareholders until the event, condition or circumstance giving rise to the triggering event has been cured and upon such cure, to serve the remainder of the then-current term of the Preferred Director (provided, that if such event, condition or circumstance giving rise to the triggering event is cured prior to initial election of the Preferred Director at such annual or special shareholders' meeting, then such election shall not be held).  Such voting right shall be reinstated upon the occurrence of each subsequent Voting Trigger Event unless, at the time of such occurrence, there is already a Preferred Director serving on the Board of Directors.  Notwithstanding the foregoing, it shall be a condition to the election of a Preferred Director that the election of such Preferred Director shall not cause the Corporation to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have a majority of independent directors.  If the office of the Preferred Director becomes vacant for any reason, the holders of the Series A Preferred Stock (together with holders of any one or more other classes or series of Parity Stock outstanding at the time, voting together as a single voting group) shall have the right to elect a successor Preferred Director at the Corporation's next annual meeting of shareholders (or, if such annual meeting of shareholders is not expected to be held within ninety (90) days of the occurrence of such vacancy, at a special meeting called for that purpose prior to such next annual meeting).

(iii)

"Voting Trigger Event" shall mean any of the following:

(A)

the Corporation, after declaring a dividend on the Series A Preferred Stock, fails to pay such dividend (unless, subsequent to such declaration and prior to payment thereof, the Corporation is subsequently prohibited from paying such dividend by applicable state or federal banking regulatory authorities having jurisdiction over the Corporation and the authority to prevent such payment ("Banking Regulators"));

(B)

the Corporation, after giving notice of redemption with respect to all or any portion of the Series A Preferred Stock, fails to effect such redemption (unless after giving notice of redemption but prior to effecting such redemption it is prohibited by the Banking Regulators from effecting such redemption);

(C)

the Corporation takes any action with respect to which the holders of the Series A Preferred Stock (whether voting as a separate voting group or together with any other class of Parity Stock) have voting rights under Subsection (h)(iv) or any other provision of these Articles of Incorporation or applicable corporate law that would materially adversely affect the relative dividend or liquidation preferences of the holders of the Series A Preferred Stock without first obtaining the vote or consent of the holders of the Series A Preferred Stock and, if applicable, any other class of Parity Stock, required under Subsection (h)(iv) or any other such provision of these Articles of Incorporation or applicable corporation law; or

(D)

the Corporation takes any action in violation of these Articles of Incorporation or applicable corporate law that materially and adversely affects the rights of the Holders of the Series A Preferred Stock including, without limitation, the declaration or payment of a dividend or distribution in any amount in respect of the Common Stock or any other shares of Junior Stock, or the purchase, redemption or acquisition of any Common Stock, Junior Stock or Parity Stock in violation of Section 5.4(e)(iv) of these Articles of Incorporation.

(iv)

So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by these Articles of Incorporation, the vote or consent of the holders of at least a majority of the shares of Series A Preferred Stock at the time outstanding, voting as a separate class except as provided in Subsection (k)(ii), below, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(A)

Any amendment or alteration of these Articles of Incorporation to authorize or create or increase the authorized amount of,

or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to or pari passu with Series A Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(B)

Any amendment, alteration or repeal of any provision of these Articles of Incorporation (including, unless no vote on such merger or consolidation is required by Subsection (h)(iv)(C), below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) that would adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock; or

(C)

Any consummation of a binding share exchange or reclassification involving the Series A Preferred Stock, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case (i) the shares of Series A Preferred Stock remain outstanding or are converted into or exchanged for preference securities of the Corporation, and (ii) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Series A Preferred Stock immediately prior to such consummation, taken as a whole; provided, however, that for all purposes of this Subsection (h), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Series A Preferred Stock necessary to satisfy preemptive or similar rights granted by the Corporation to other persons prior to the Original Issue Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking junior to Series A Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Series A Preferred Stock.

(v)

No vote or consent of the holders of Series A Preferred Stock shall be required pursuant to Subsection (h)(i) or (h)(iii), above, if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Series A Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Subsection (g) of this Section 5.4.

(vi)

The rules and procedures for calling and conducting any meeting of the holders of Series A Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of these Articles of Incorporation, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Series A Preferred Stock is listed or traded at the time.

(vii)

Except to the extent prohibited by law, a Holder of Series A Preferred Stock shall not be required to cast all of the votes (or to give or withhold consent) with respect to all of the shares of Series A Preferred Stock held by such Holder in an identical manner.

(i)

No Conversion Rights.  HOLDERS OF SERIES A PREFERRED STOCK SHALL NOT HAVE ANY RIGHT WHATSOEVER TO CONVERT THEIR SHARES OF SERIES A PREFERRED STOCK INTO SHARES OF COMMON STOCK OR INTO ANY OTHER SERIES OF PREFERRED STOCK OR ANY OTHER CLASS OR SERIES OF STOCK OF THE CORPORATION.

(j)

No Other Rights.  The shares of Series A Preferred Stock and the Holders thereof shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth in these Articles of Incorporation or as provided by applicable law.

(k)

Amendment.  The provisions of this Section 5.4 may be amended in any manner permitted by applicable law, subject to the following:

(i)

If a proposal to amend any provision of this Section 5.4 includes a proposal to make a substantively identical amendment to the parallel provision of Section 5.5, such amendment shall be made only upon the approval of such proposed amendments both to this Section 5.4 and to Section 5.5 by the holders of a majority of the outstanding shares of Series A Preferred Stock and Series B Convertible Preferred Stock, voting as a single voting group.

(ii)

A proposal to amend any provision of this Section 5.4 that is not described in Subparagraph (i), or any proposal to amend any provision of Subsection (i) of Section 5.4, shall be made only upon the approval of such proposed amendment by holders of a majority of the outstanding shares of Series A Preferred Stock and a majority of the outstanding shares of Series B Convertible Preferred Stock, voting as separate voting groups.

(iii)

No vote of the Common Shareholders shall be required to amend any provision of this Section 5.5.

(l)

Interpretation.  It is intended that the relative rights, privileges and preferences of the Series A Preferred Stock and the Series B Convertible Preferred Stock provided for under Section 5.5 of these Articles of Incorporation be identical except insofar as the conversion rights of Series B Convertible Preferred Stock provided in Section 5.5(i), and the provisions of this Section 5.4 and the parallel provisions of Section 5.5 shall, consistent with such intent, be construed, interpreted and implemented in an identical manner.

5.5

SERIES B CONVERTIBLE PREFERRED STOCK.

(a)

Designation.  There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated "7 Percent Fixed Rate Noncumulative Convertible Perpetual Preferred Stock, Series B" ("Series B Convertible Preferred Stock").

(b)

Number of Shares.  The authorized number of shares of Series B Convertible Preferred Stock shall be Four Thousand Three Hundred and Seventy-Six (4,376).

(c)

Ranking.  Each share of Series B Convertible Preferred Stock shall be identical in all respects to every other share of Series B Convertible Preferred Stock.  Subject to the provisions of this Section 5.5, and in the manner and to the extent provided herein, the Series B Convertible Preferred Stock shall rank equally with Parity Stock (as defined in Subsection (d)(xiii) below) and shall rank senior to Junior Stock (as defined in Subsection (d)(ix) below) with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Corporation.

(d)

Definitions.  The following terms used in this Section 5.5 shall have the meanings set forth in this Subsection (d):

(i)

"Applicable Dividend Rate" has the same definition as set forth in Section 5.4(d)(i) of these Articles of Incorporation.

(ii)

"Appropriate Federal Banking Agency" has the same definition as set forth in Section 5.4(d)(ii) of these Articles of Incorporation.

(iii)

"Business Day" has the same definition as set forth in Section 5.4(d)(iii) of these Articles of Incorporation.

(iv)

"Bylaws" has the same definition as set forth in Section 5.4(d)(iv) of these Articles of Incorporation.

(v)

"Common Stock" has the same definition as set forth in Section 5.4(d)(v) of these Articles of Incorporation.

(vi)

"Dividend Payment Date" has the same definition as set forth in Section 5.4(d)(vi) of these Articles of Incorporation.

(vii)

"Dividend Period" has the meaning set forth in Subsection (e)(i) of this Section 5.5.

(viii)

"Dividend Record Date" has the meaning set forth in Subsection (e)(iii) of this Section 5.5.

(ix)

"Junior Stock" has the same definition as set forth in Section 5.4(d)(xi) of these Articles of Incorporation.

(x)

"Liquidation Amount" means $1,000 per share of Series B Convertible Preferred Stock.

(xi)

"Liquidation Preference" has the meaning set forth in Subsection (f)(i) of this Section 5.5.

(xii)

"Original Issue Date" means the date on which shares of Series B Convertible Preferred Stock are first issued.

(xiii)

"Parity Stock" means Series A Preferred Stock and any other class or series of stock of the Corporation (other than Series B Convertible Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Series B Convertible Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(xiv)

"Preferred Stock" has the same definition as set forth in Section 5.4(d)(xiv) of these Articles of Incorporation.

(xv)

"Series A Preferred Stock" means the Corporation's 7 Percent Fixed Rate Noncumulative Nonconvertible Perpetual Preferred Stock, Series A authorized by Section 5.4 of these Articles of Incorporation.

(e)

Dividends and Priority of Dividends.  Holders of Series B Convertible Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) if, as and when declared and payable on Series B Convertible Preferred Stock as specified in this Subsection (e), but subject to the other provisions of this Section 5.5.  DIVIDENDS ON SERIES A PREFERRED STOCK

ARE NON-CUMULATIVE AND, IF A DIVIDEND THEREON WITH RESPECT TO ANY DIVIDEND PERIOD IS NOT DECLARED BY THE BOARD OF DIRECTORS, NO HOLDER SHALL HAVE ANY FURTHER RIGHT WHATSOEVER TO DEMAND OR COMPEL PAYMENT THEREOF.

(i)

Holders of Series B Convertible Preferred Stock shall be entitled to receive, with respect to each share of Series B Convertible Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate multiplied by the Liquidation Amount per share of Series B Convertible Preferred Stock.  Such dividends shall begin to accrue on the Original Issue Date and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 45 calendar days after the Original Issue Date.  The period from and including the first day of the calendar quarter next preceding any Dividend Payment Date to and including the last day of such calendar quarter is a "Dividend Period", provided that the initial Dividend Period shall be the period from and including the Original Issue Date to and including the last day of the calendar quarter during which the Original Issue Date occurs.

(ii)

Dividends on Series B Convertible Preferred Stock shall be computed on the basis of a 360-day year consisting of twelve 30-day months; provided, that the amount of dividends payable on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on an actual days elapsed basis.

(iii)

Dividends that are payable on Series B Convertible Preferred Stock on any Dividend Payment Date will be payable to holders of record of Series B Convertible Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a "Dividend Record Date").  Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

(iv)

So long as any share of Series B Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock (subject in the case of Parity Stock to Subsection (e)(v), below), and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for the four (4) next preceding consecutive Dividend

Periods, inclusive of the most recent completed Dividend Period, on all outstanding shares of Series B Convertible Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Series B Convertible Preferred Stock on the applicable record date).  The foregoing limitation shall not apply, however, to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Corporation or any of its subsidiaries), including as trustees or custodians; or (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Original Issue Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.

(v)

When dividends upon Series B Convertible Preferred Stock and any shares of Parity Stock are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) in full on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date), all dividends declared on Series B Convertible Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as (i) the amount of all accrued and unpaid dividends per share on the shares of Series B Convertible Preferred Stock for the applicable Dividend Period calculated applying the Applicable Dividend Rate, and (ii) the amount of all accrued and unpaid dividends per share on all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other.  If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation will provide written notice to the holders of Series B Convertible Preferred Stock prior to such Dividend Payment Date.

(vi)

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Series B Convertible Preferred Stock shall not be entitled to participate in any such dividends.

(f)

Liquidation Rights.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary:

(i)

Holders of Series B Convertible Preferred Stock shall be entitled to receive for each share of Series B Convertible Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to shareholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to Series B Convertible Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share; and (ii) the amount of any dividend in respect thereof that has theretofore been declared but remains unpaid (collectively, the "Liquidation Preference").

(ii)

If, in any distribution described in Subsection (f)(i) above, the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Series B Convertible Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Series B Convertible Preferred Stock as to such distribution, holders of Series B Convertible Preferred Stock and the holders of such other stock shall share pro rata in any such distribution in proportion to the full respective distributions to which they are entitled.

(iii)

If the Liquidation Preference has been paid in full to all holders of Series B Convertible Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Series B Convertible Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

(iv)

For purposes of this Subsection (f), the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series B Convertible Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

(g)

Redemption.  The Series B Convertible Preferred Stock may be redeemed at the times and in the manner prescribed in this Subsection (g).  THE SERIES B CONVERTIBLE PREFERRED STOCK IS PERPETUAL, AND HOLDERS OF SERIES B CONVERTIBLE PREFERRED STOCK SHALL HAVE NO RIGHT OR POWER TO COMPEL THE REDEMPTION OF ALL OR ANY PORTION THEREOF AT ANY TIME.  Further, any redemption of Series B Convertible Preferred Stock shall be subject to the consent or approval of the Appropriate Federal Banking Agency.  The Series B Convertible Preferred Stock shall not be subject to any mandatory redemption, sinking fund or other similar provisions.

(i)

Subject to the last sentence of this Subsection (g)(i), the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, all or any portion of the then-outstanding shares of Series B Convertible Preferred Stock at the time outstanding, upon notice given as provided in Subsection (g)(iii) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share; and (ii) the amount of any dividend in respect thereof that has theretofore been declared but remains unpaid as of the date fixed for redemption.  Notwithstanding the foregoing, the Corporation shall not be entitled to redeem any shares of Series B Convertible Preferred Stock unless, simultaneously with or prior to such redemption, all of the issued and outstanding shares of Series A Preferred Stock will be or have been redeemed.

(ii)

The redemption price for any shares of Series B Convertible Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent.  Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to such Dividend Payment Date.

(iii)

Notice of every redemption of shares of Series B Convertible Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation.  Such mailing shall be at least 10 days and not more than 60 days before the date fixed for redemption.  Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series B Convertible Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B Convertible Preferred Stock.  Notwithstanding the foregoing, if shares of Series B Convertible Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Series B Convertible Preferred Stock at such time and in any manner permitted by such facility.  Each notice of redemption given to a holder shall state:  (i) the redemption date; (ii) the number of shares of Series B Convertible Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; and (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(iv)

In case of any redemption of part of the shares of Series B Convertible Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable.  Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Series B Convertible Preferred Stock shall be redeemed from time to time.  If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(v)

If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company chartered under the laws of the United States or any state thereof, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest.  Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.

(vi)

Shares of Series B Convertible Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of

Series B Convertible Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Series A Preferred Stock or Series B Convertible Preferred Stock).

(h)

Voting Rights.  HOLDERS OF SERIES B CONVERTIBLE PREFERRED STOCK SHALL NOT HAVE ANY VOTING RIGHTS EXCEPT AS SET FORTH IN THIS SUBSECTION (h) OR AS OTHERWISE FROM TIME TO TIME REQUIRED BY LAW.

(i)

Holders of shares of Series B Convertible Preferred Stock will be entitled to one (1) vote for each such share on any matter on which holders of Series B Convertible Preferred Stock (voting as a separate voting group or with any other class of Parity Stock, as provided herein) are entitled to vote, including any action by written consent.

(ii)

Upon the occurrence at any time of a "Voting Trigger Event," as defined in Subsection (iii), below, the authorized number of directors of the Corporation shall automatically be increased by one and the holders of the Series B Convertible Preferred Stock (together with holders of any one or more other classes or series of Parity Stock outstanding at the time, voting together as a single voting group) shall have the right to elect one director (hereinafter the "Preferred Director") to fill such newly-created directorship at the Corporation's next annual meeting of shareholders (or, if such annual meeting of shareholders is not expected to be held within ninety (90) days of the occurrence of such Voting Trigger Event, at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of shareholders until the event, condition or circumstance giving rise to the triggering event has been cured and upon such cure, to serve the remainder of the then-current term of the Preferred Director (provided, that if such event, condition or circumstance giving rise to the triggering event is cured prior to initial election of the Preferred Director at such annual or special shareholders' meeting, then such election shall not be held).  Such voting right shall be reinstated upon the occurrence of each subsequent Voting Trigger Event unless, at the time of such occurrence, there is already a Preferred Director serving on the Board of Directors.  Notwithstanding the foregoing, it shall be a condition to the election of a Preferred Director that the election of such Preferred Director shall not cause the Corporation to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have a majority of independent directors.  If the office of the Preferred Director becomes vacant for any reason, the holders of the Series B Convertible Preferred Stock (together with holders of any one or more other classes or series of Parity Stock outstanding at the time, voting together as a single voting group) shall have the right to elect a successor Preferred Director at the Corporation's next annual meeting of shareholders (or, if such annual meeting of shareholders is not expected to be held within ninety (90) days of the occurrence of such vacancy, at a special meeting called for that purpose prior to such next annual meeting).

(iii)

"Voting Trigger Event" shall mean any of the following:

(A)

the Corporation, after declaring a dividend on the Series B Convertible Preferred Stock, fails to pay such dividend (unless, subsequent to such declaration and prior to payment thereof, the Corporation is subsequently prohibited from paying such dividend by applicable state or federal banking regulatory authorities having jurisdiction over the Corporation and the authority to prevent such payment ("Banking Regulators"));

(B)

the Corporation, after giving notice of redemption with respect to all or any portion of the Series B Convertible Preferred Stock, fails to effect such redemption (unless after giving notice of redemption but prior to effecting such redemption it is prohibited by the Banking Regulators from effecting such redemption);

(C)

the Corporation takes any action with respect to which the holders of the Series B Convertible Preferred Stock (whether voting as a separate voting group or together with any other class of Parity Stock) have voting rights under Subsection (h)(iv) or any other provision of these Articles of Incorporation or applicable corporate law that would materially adversely affect the relative dividend or liquidation preferences of the holders of the Series B Convertible Preferred Stock without first obtaining the vote or consent of the holders of the Series B Convertible Preferred Stock and, if applicable, any other class of Parity Stock, required under Subsection (h)(iv) or any other such provision of these Articles of Incorporation or applicable corporation law; or

(D)

the Corporation takes any action in violation of these Articles of Incorporation or applicable corporate law that materially and adversely affects the rights of the Holders of the Series B Convertible Preferred Stock including, without limitation, the declaration or payment of a dividend or distribution in any amount in respect of the Common Stock or any other shares of Junior Stock, or the purchase, redemption or acquisition of any Common Stock, Junior Stock or Parity Stock in violation of Section 5.5(e)(iv) of these Articles of Incorporation.

(iv)

So long as any shares of Series B Convertible Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by these Articles of Incorporation, the vote or consent of the holders of at least a majority of the shares of Series B Convertible Preferred Stock at the time outstanding, voting as a separate class except as provided in Subsection (k)(ii), below, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(A)

Any amendment or alteration of these Articles of Incorporation to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to or pari passu with Series B Convertible Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(B)

Any amendment, alteration or repeal of any provision of these Articles of Incorporation (including, unless no vote on such merger or consolidation is required by Subsection (h)(iv)(C), below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) that would adversely affect the rights, preferences, privileges or voting powers of the Series B Convertible Preferred Stock; or

(C)

Any consummation of a binding share exchange or reclassification involving the Series B Convertible Preferred Stock, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case (i) the shares of Series B Convertible Preferred Stock remain outstanding or are converted into or exchanged for preference securities of the Corporation, and (ii) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Series B Convertible Preferred Stock immediately prior to such consummation, taken as a whole; provided, however, that for all purposes of this Subsection (h), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Series B Convertible Preferred Stock necessary to satisfy preemptive or similar rights granted by the Corporation to other persons prior to the Original Issue Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking junior to Series B Convertible Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Series B Convertible Preferred Stock.

(v)

No vote or consent of the holders of Series B Convertible Preferred Stock shall be required pursuant to Subsection (h)(i) or (h)(iii), above, if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Series B Convertible Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Subsection (g) of this Section 5.5.

(vi)

The rules and procedures for calling and conducting any meeting of the holders of Series B Convertible Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of these Articles of Incorporation, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Series B Convertible Preferred Stock is listed or traded at the time.

(vii)

Except to the extent prohibited by law, a Holder of Series B Convertible Preferred Stock shall not be required to cast all of the votes (or to give or withhold consent) with respect to all of the shares of Series B Convertible Preferred Stock held by such Holder in an identical manner.

(i)

Conversion Rights.  HOLDERS OF SERIES B CONVERTIBLE PREFERRED STOCK SHALL HAVE NO RIGHT WHATSOEVER TO CONVERT THEIR SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK INTO SHARES OF COMMON STOCK OR INTO ANY OTHER SERIES OF PREFERRED STOCK OR ANY OTHER CLASS OR SERIES OF STOCK OF THE CORPORATION EXCEPT AS SET FORTH IN THIS SUBSECTION (i).

(i)

Each Holder of Series B Convertible Preferred Stock shall have the right, upon the occurrence of a "Conversion Event" (as defined below) to require the Corporation to issue at the "Conversion Effective Time" (as defined below) Four Thousand (4,000) shares of Common Stock in exchange for every one (1) whole share (and ratably in respect of any fractional share, rounded to the nearest 1/1000th of a share) of Series B Convertible Preferred Stock surrendered by such Holder, subject to adjustment in the event of any stock dividend, stock split or reverse split or similar corporate transaction having the effect of changing the number of shares of Common Stock or Series B Convertible Preferred Stock into a greater or lesser number of shares.

(ii)

"Conversion Event" means the consummation of a merger, share exchange or other business combination transaction (however structured, a "Business Combination") in connection with which all of the following are true:

(A)

the Corporation is not the surviving entity in such Business Combination; and

(B)

in the Business Combination a person, other than an affiliate of the Company (an "Acquiror"), acquires a majority in number or voting power of the then-issued and outstanding Common Stock (for purposes of computing such majority, excluding any shares of Common Stock issuable upon conversion of shares of Series B Convertible Preferred Stock in connection with such Business Combination); and

(C)

in the Business Combination holders of common stock of the Corporation ("Common Shareholders") who surrender, exchange or transfer their shares of Common Stock to the Acquiror are entitled to receive, in exchange therefor, cash, property or securities issued by the Acquiror or an affiliate of the Acquiror; and

(D)

pursuant to the provisions of these Articles of Incorporation or applicable corporation law, consummation of the Business Combination is subject to the approval of the Common Shareholders.

(iii)

In connection with any proposed Business Combination that, if consummated, would result in a Conversion Event, the Corporation shall solicit from each holder of Series B Convertible Preferred Stock an election by such holder whether to convert at the Conversion Effective Time all, a portion, or none of the shares of Series B Convertible Preferred Stock held by such holder into Common Stock (a "Conversion Election").

(A)

Such solicitation shall be conducted in substantially the same manner and at substantially the same time as the Corporation solicits votes, consents or proxies from the Common Shareholders in connection with the Business Combination, and shall be accompanied by substantially the same information (including, without limitation, a proxy statement, prospectus or combined proxy-statement/prospectus, as the case may be) issued or provided to Common Shareholders in connection with the solicitation of votes, consents or proxies.

(B)

A Conversion Election shall be returnable to the Corporation or its proxy solicitor or agent at the same time and on the same conditions as votes, consents or proxies are returnable by the Common Shareholders and shall be irrevocable except to the extent that a Common Shareholder may revoke a vote, consent or proxy after submitting same.

(C)

A holder of Series B Convertible Preferred Stock who does not make a timely and proper Conversion Election shall be deemed to have elected not to convert any shares of Series B Convertible Preferred Stock into Common Stock.

(D)

The Board of Directors may prescribe such other and further rules, regulations, forms and procedures not inconsistent herewith in respect of the solicitation, receipt, revocation, tabulation and processing of Conversion Elections as it shall deem necessary and appropriate which rules, regulations and procedures shall be final, conclusive and binding upon the Corporation and the holders of Series B Convertible Preferred Stock.

(iv)

A conversion of Series B Convertible Preferred Stock into Common Stock shall occur at the "Conversion Effective Time" (as defined below) if and only if the Business Combination giving rise to conversion rights hereunder is actually consummated and the holder of Series B Convertible Preferred Stock has made a proper and timely Conversion Election in respect thereof.  In the event a proposed Business Combination that would, if consummated, give rise to conversion rights hereunder is not consummated for any reason, all Conversion Elections shall be void and of no effect, no shares of Common Stock shall be issued in connection therewith and the shares of Series B Convertible Preferred Stock theretofore outstanding shall remain outstanding and entitled to the rights and privileges of Series B Convertible Preferred Stock hereunder, including, without limitation, the right to elect to convert such shares into shares of Common Stock in connection with any Business Combination that is consummated thereafter.  "Conversion Effective Time" means a time that is one (1) minute prior to the "effective time" of a Business Combination as specified in the merger, share exchange or other agreement pursuant to which such Business Combination is effected or, if such agreement does not specify an "effective time," then at 11:59 p.m. Central Time on the day immediately preceding the "effective date" of the Business Combination as so specified or as provided under applicable law.

(v)

Notwithstanding that holders of Series B Convertible Preferred Stock who make proper and timely Conversion Elections will not become Common Shareholders until the Conversion Election Time, such holders shall nevertheless be provided the opportunity, to the extent practicable, to make any election in respect of the Business Combination (such as, by way of example and not limitation, an election whether to accept cash or securities of an Acquiror as consideration for their Common Stock) as they would be entitled to make if they were Common Shareholders at the time such election is made; provided, however, that the foregoing shall not be deemed or construed as giving to any right of holders of Series B Convertible Preferred Stock who make proper and timely Conversion Elections to vote in respect of such Business Combination as members of the voting group comprising Common Shareholders.

(j)

No Other Rights.  The shares of Series B Convertible Preferred Stock and the Holders thereof shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth in these Articles of Incorporation or as provided by applicable law.

(k)

Amendment.  The provisions of this Section 5.5 may be amended in any manner permitted by applicable law, subject to the following:

(i)

If a proposal to amend any provision of this Section 5.5 includes a proposal to make a substantively identical amendment to the parallel provision of Section 5.4, such amendment shall be made only upon the approval of such proposed amendments both to this Section 5.5 and to Section 5.4 by the holders of a majority of the outstanding shares of Series A Preferred Stock and Series B Convertible Preferred Stock, voting as a single voting group.

(ii)

A proposal to amend any provision of this Section 5.5 that is not described in Subparagraph (i), or any proposal to amend any provision of Subsection (i) of this Section 5.5, shall be made only upon the approval of such proposed amendment by holders of a majority of the outstanding shares of Series A Preferred Stock and a majority of the outstanding shares of Series B Convertible Preferred Stock, voting as separate voting groups.

(iii)

No vote of the Common Shareholders shall be required to amend any provision of this Section 5.5.

(l)

Interpretation.  It is intended that the relative rights, privileges and preferences of the Series B Convertible Preferred Stock and the Series A Preferred Stock provided for under Section 5.4 of these Articles of Incorporation be identical except insofar as the conversion rights of Series B Convertible Preferred Stock provided in Section 5.5(i), and the provisions of this Section 5.5 and the parallel provisions of Section 5.4 shall, consistent with such intent, be construed, interpreted and implemented in an identical manner.

This instrument was drafted by:

________________________

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202